SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported May 1, 2000
                                                           -----------


                                CIGNA Corporation
                                -----------------
             (Exact name of registrant as specified in its charter)



         Delaware                     1-8323                  06-1059331
         --------                     ------                  ----------
(State or other jurisdiction       (Commission              (IRS Employer
    of incorporation)              File Number)           Identification No.)



                      One Liberty Place, 1650 Market Street
                      Philadelphia, Pennsylvania 19192-1550
                      -------------------------------------
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:


                                 (215) 761-1000
                                 --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events.
          ------------

          On May 1, 2000, the registrant issued a news release, a copy of which is filed as Exhibit 20 hereto and is incorporated herein by reference.


CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         CIGNA and its representatives may from time to time make written and oral forward-looking statements, including statements contained in CIGNA's filings with the Securities and Exchange Commission and in its reports to shareholders. These statements may contain information about financial prospects, economic conditions, trends and known uncertainties. CIGNA cautions the reader that actual results could differ materially from those that management expects, depending on the outcome of certain factors. In some cases, CIGNA describes uncertainties when offering a forward-looking statement. Some factors that could cause CIGNA's actual results to differ materially from the forward-looking statements include:

1. increases in medical costs in CIGNA's health care operations, including increased use and costs of medical services;
2. increased medical, administrative or other costs resulting from legislative, regulatory and litigation challenges to CIGNA's health care business;
3. heightened competition, particularly price competition, which could reduce product margins and constrain growth in CIGNA's businesses;
4.   significant changes in interest rates;
5. significant stock market declines resulting in payments contingent on certain variable annuity account values;
6. significant deterioration in economic conditions, which could have an adverse effect on CIGNA's investments; and
7.   proposals to change federal income taxes.

This list of important factors may not be complete. CIGNA will not update any forward-looking statement that may be made by or on behalf of CIGNA prior to the next required filing with the Securities and Exchange Commission.


Item 7.   Financial Statements and Exhibits.
          ----------------------------------

          (c) The exhibit accompanying this report is listed in the Index to Exhibits.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                CIGNA CORPORATION



Date:  May 2, 2000                              By: /s/ James A. Sears
                                                    ------------------------
                                                    James A. Sears
                                                    Vice President and
                                                    Chief Accounting Officer

                                Index to Exhibits
                                -----------------

Number                 Description                         Method of Filing
------                 -----------                         ----------------

20                     CIGNA Corporation                   Filed herewith
                       news release dated
                       May 1, 2000